[photo of wheat]

                                           Annual Report August 31, 2000

Oppenheimer
Real Asset Fund(R)


[logo] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS


Driven by a strong global economy, robust demand boosted energy prices and the Fund's share price.
We took advantage of pricing imbalances within certain sectors to seek superior return.
We believe that the Fund has continued to perform effectively as a portfolio diversification tool.

     Contents

 1   President's Letter

 3   An Interview
     with Your Fund's
     Managers

 7   Fund Performance

12   Financial
     Statements

33   Independent
     Auditors' Report

34   Federal
     Income Tax
     Information

35   Officers and Trustees


Average Annual
Total Returns*
For the 1-Year Period
Ended 8/31/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
48.55%        40.01%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
47.44%        42.44%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
47.43%        46.43%

Class Y
------------------------
49.20%


* See Notes on page 10 for further details.

PRESIDENT'S LETTER


[photos]
James C. Swain
Chairman
Oppenheimer
Real Asset Fund

Bridget A. Macaskill
President
Oppenheimer
Real Asset Fund


Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets-- especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have


1 | OPPENHEIMER REAL ASSET FUND

PRESIDENT'S LETTER


begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.
   What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
   At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
   In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ James C. Swain               /s/ Bridget A. Macaskill
James C. Swain                       Bridget A. Macaskill
September 22, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


[photo]
Portfolio Management
Team (l to r)
Russell Read
John Kowalik
Kevin Baum


Q How did Oppenheimer Real Asset Fund(R) perform during the one-year period that ended August 31, 2000?
A. The Fund performed very well during the fiscal year, reflecting continued strength in commodity prices. Spurred by a strong global economy, healthy gains in the energy and industrial metals sectors contributed to a strong total return. While pleased with this showing, we are also pleased that the Fund proved successful as a vehicle for portfolio diversification.

What do you mean when you call the Fund a "vehicle for portfolio diversification"?
Basically, we mean that the Fund typically does not move lockstep with the broad U.S. stock or bond market. In fact, historically, commodity prices have tended to move in the opposite direction of other financial assets, such as stocks and bonds. During the reporting period, for example, stocks experienced considerable volatility while overall growth remained flat, and bonds (10-year Treasury note) increased through January 2000 then declined. Commodities, on the other hand, exhibited a steady climb throughout the period. For this reason, commodities can potentially act as a powerful diversifier when combined with stocks and bonds, and may actually reduce overall portfolio risk.

How was the performance of the various sectors in which the Fund invests? Similar to the Goldman Sachs Commodity Index (GSCI)(1), the Fund has nearly 60% of its holdings in energy-related investments, which worked to the Fund's benefit.


1. While the Fund seeks to maintain a 90% or greater correlation with the GSCI, this projected correlation is a portfolio management technique and not a formal investment policy of the Fund. The correlation strategy can be changed by the Manager at any time and the Fund's performance may vary from its benchmark. Because the Fund's commodity-linked investments may be allocated to different commodity sectors in amounts that vary from the proportional weightings of the GSCI, the Fund is not an "index" fund.


3 | OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


   As economic activity picked up worldwide, resulting in increased production of goods and services, we saw a corresponding increase in the demand for energy. Because of this, oil, gasoline and natural gas prices climbed significantly during the period.
   Also benefiting from increased economic activity was the industrial metals sector. Industrial production was strong for much of the past 12 months. As a result, price growth in aluminum, copper, zinc and nickel--primary materials for most durable goods--proved a major contributor to Fund performance. Precious metals, on the other hand, added little to the Fund's returns. Despite dramatic gains in the price of platinum, weakness in gold and silver offset much of that rise.
   Agricultural products and livestock are another commodity sector in which the Fund traditionally invests. This sector did not contribute to the Fund's good performance during the period. The primary reason for poor performance here was favorable weather patterns in the Midwest, which led to oversupply, and kept prices low. Even with high demand overseas, robust U.S. export sales for corn, wheat and soybeans failed to generate the type of price growth enjoyed by energy and industrial metals.

Did you shift your investment allocation among these five major commodities sectors?
Only minimally. Except in unusual circumstances, we typically maintain levels that are roughly similar to those of the GSCI index. At the same time, it's important to note that Oppenheimer Real Asset Fund is not an index fund. True, we manage the Fund to obtain a return pattern that mirrors the index (i.e., returns that generally rise and fall in synchronization


[callout]
"While pleased with the Fund's performance, we are equally pleased with its success as a vehicle for portfolio diversification."


4 | OPPENHEIMER REAL ASSET FUND
with the index). And we attempt to achieve the same balance--dollar-for-dollar exposure to commodities, plus current income as the index. However, rather than invest directly in commodities, we allocate approximately one third of the portfolio to commodity-linked securities leveraged three times.(2) The balance is in high quality, short duration fixed income securities.

Why invest only one third of the portfolio in commodity-related securities? Leveraged debt securities such as those the Fund invests in can enable us to enhance returns without actually increasing our investment. By investing about one third of the portfolio in securities leveraged three times, effectively we have virtually 100% exposure to commodities. At the same time, we are able to supplement returns with income from relatively low risk investments. We believe this structure provides the upside potential and diversification potential of commodities, but with less risk than replicating the index might involve. Where we aim to add value is by exploiting perceived price inefficiencies found within each of the five major commodities sectors.

How do price inefficiencies occur and how do you seek to capitalize on them? Essentially, we identify what we believe are pricing imbalances within a particular market. Assuming these imbalances don't go unrecognized for long, we position the Fund to take advantage of eventual shifts in pricing. For example, if we see that the price of North Sea crude oil is high relative to the price for West Texas crude, we may reduce our exposure to North Sea crude and increase by the same amount in West Texas crude. Assuming this price relationship returns to normal, we can reverse the position at a profit less expenses.


Average Annual
Total Returns
For the Periods Ended 9/30/00(3)

Class A        Since
1-Year         Inception
------------------------
31.45%         -3.69%

Class B        Since
1-Year         Inception
------------------------
33.39%         -3.55%

Class C        Since
1-Year         Inception
------------------------
37.32%         -2.83%

Class Y        Since
1-Year         Inception
------------------------
40.13%         -1.80%


2. The commodity-linked securities in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value.
3. See page 10 for further details.


5 | OPPENHEIMER REAL ASSET FUND

What is your outlook for the commodities markets and the Fund over the coming months?
Based on current economic data, we anticipate healthy commodity markets for the remainder of 2000. However, with the Organization of the Petroleum Exporting Countries (OPEC) leaning toward increased production and price targets between $22 and $28 per barrel, returns for oil may not continue to be as robust as they have been of late. Generally, though, we see energy markets stabilizing. This should help dampen inflationary pressures and, if so, could decrease the magnitude of further interest rate hikes.
   However, at the same time, we are not convinced that the Federal Reserve has completed its course of monetary tightening. The recent announcement of 5.8% annualized GDP growth suggests that the U.S. economy may still be growing too quickly. If this proves to be the case, an additional rate hike will probably not significantly affect the Fund's fixed income holdings, because these holdings have relatively limited interest-rate risk.
   Short-term economic developments aside, we believe real assets can broaden the diversification of an investment portfolio. In fact, diversification is what makes Oppenheimer Real Asset Fund an important part of The Right Way to Invest.


Portfolio Allocation(4)
[pie chart]
Commodity-
Linked Notes      35.3%
Cash
Equivalents       29.1
Mortgage-
Backed
Obligations       25.8
Corporate
Securities         9.8


Sector Allocation(5)
-----------------------------------------------------------
Petroleum                                             57.9%
-----------------------------------------------------------
Agriculture                                           15.9
-----------------------------------------------------------
Natural Gas                                            9.9
-----------------------------------------------------------
Livestock                                              7.9
-----------------------------------------------------------
Industrial Metals                                      6.5
-----------------------------------------------------------
Precious Metals                                        1.9


4. Portfolio is subject to change. Percentages are as of August 31, 2000, and are dollar-weighted based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of August 31, 2000, and are dollar-weighted based on percentages of commodity-linked notes. The Fund's allocation of its investments within each sector of the GSCI may differ (at times, significantly) from the sector weightings of the GSCI.


6 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE


How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's discussion of performance. During the Fund's fiscal year that ended August 31, 2000, Oppenheimer Real Asset Fund delivered impressive performance. Volatility in U.S. stock and bond markets, combined with strong economic growth overseas, supported a positive environment for commodity prices, particularly in the energy and industrial metals sectors. In contrast, precious metals fell victim to languishing gold and silver prices, while abundant agricultural and livestock supplies contributed to lower prices in those sectors. Against this backdrop, the portfolio managers successfully applied the Fund's investment methodology, providing core exposure to the commodity markets through leveraged commodity-linked securities, and supplementing returns with high quality, short duration fixed income securities. Seeking to enhance returns, the portfolio managers also sought to capitalize on short-term pricing inefficiencies within each of the five major sectors. The Fund's portfolio holdings, allocations and strategies are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2000. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. Class A, B, C and Y shares were first publicly offered on March 31, 1997. The graphs reflect the deduction of the current maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. Class Y shares are available principally to certain institutional investors and are not subject to a sales charge.
   The Fund's performance is compared to the performance of the Goldman Sachs Commodity Index (GSCI). The GSCI is a composite index of commodity sector returns representing an unleveraged, long-term investment in commodity futures that is broadly diversified across the spectrum of commodities and includes reinvestment of income.
   Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction cost, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


7 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

         Oppenheimer Real Asset Fund (Class A)    Goldman Sachs Commodity Index (GSCI)
3/31/97  9425                                     10000
         9679                                     10305
8/31/97  9717                                     10403
         9161                                      9879
02/28/98 7750                                      8451
         7058                                      7805
08/31/98 5592                                      6527
         4872                                      6025
2/28/99  4464                                      5672
         5028                                      6526
8/31/99  5958                                      7702
         6160                                      8003
2/29/00  7295                                      9503
         7803                                     10349
8/31/00  8850                                     11812

Average Annual Total Return of Class A Shares of the Fund at 8/31/00(1) 1-Year 40.01% Life -3.51%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

         Oppenheimer Real Asset Fund (Class B)    Goldman Sachs Commodity Index (GSCI)
3/31/97  10000                                    10000
         10250                                    10305
8/31/97  10270                                    10403
          9670                                     9879
02/28/98  8156                                     8451
          7413                                     7805
08/31/98  5865                                     6527
          5101                                     6025
2/28/99   4662                                     5672
          5246                                     6526
8/31/99   6202                                     7702
          6402                                     8003
2/29/00   7570                                     9503
          8081                                    10349
8/31/00   8898                                    11812

Average Annual Total Return of Class B Shares of the Fund at 8/31/00(1) 1-Year 42.44% Life -3.36%


1. See page 10 for further details.


8 | OPPENHEIMER REAL ASSET FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

         Oppenheimer Real Asset Fund (Class C)    Goldman Sachs Commodity Index (GSCI)
3/31/97  10000                                    10000
         10240                                    10305
8/31/97  10260                                    10403
          9650                                     9879
02/28/98  8141                                     8451
          7408                                     7805
08/31/98  5862                                     6527
          5088                                     6025
2/28/99   4660                                     5672
          5237                                     6526
8/31/99   6195                                     7702
          6397                                     8003
2/29/00   7556                                     9503
          8069                                    10349
8/31/00   9133                                    11812

Average Annual Total Return of Class C Shares of the Fund at 8/31/00(1) 1-Year 46.43% Life -2.62%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

         Oppenheimer Real Asset Fund (Class Y)    Goldman Sachs Commodity Index (GSCI)
3/31/97  10000                                    10000
         10270                                    10305
8/31/97  10310                                    10403
          9730                                     9879
02/28/98  8221                                     8451
          7495                                     7805
08/31/98  5941                                     6527
          5174                                     6025
2/28/99   4743                                     5672
          5359                                     6526
8/31/99   6343                                     7702
          6563                                     8003
2/29/00   7772                                     9503
          8323                                    10349
8/31/00   9464                                    11812

Average Annual Total Return of Class Y Shares of the Fund at 8/31/00(1) 1-Year 49.20% Life -1.60%


The performance information for GSCI in the graphs begins on 3/31/97.

Past performance is not predictive of future performance.


9 | OPPENHEIMER REAL ASSET FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Please note that Oppenheimer Real Asset Fund has a limited operating history, having been first offered 3/31/97, is non-diversified and invests a substantial portion of its assets in derivative instruments that entail potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this greater risk.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A. The commencement date of the Fund was 3/31/97. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since commencement). Class B shares are subject to an annual 0.75% asset-based sales charge. The ending account value shown in the graph is net of the applicable 3% contingent deferred sales charge.

Class C shares of the Fund were first publicly offered on 3/31/97. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge. Class Y shares of the Fund were first publicly offered on 3/31/97.

Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor and are not subject to a sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER REAL ASSET FUND

Financials




11 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  August 31, 2000

                                                                     Principal   Market Value
                                                                        Amount     See Note 1
=============================================================================================
 Mortgage-Backed Obligations--25.7%
---------------------------------------------------------------------------------------------
 Government Agency--10.7%
---------------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--10.2%
 Federal Home Loan Mortgage Corp., Collateralized
 Mtg. Obligations, Gtd. Multiclass Mtg. Participation
 Certificates, Series 1451, Cl. G, 7%, 9/15/06(1)                  $ 3,651,385    $ 3,643,389
---------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Interest-Only Stripped Mtg.-Backed Security:
 Series 303, Cl. IO, 14.794%, 11/1/29(2)                            21,838,092      6,534,367
 Series 2007, Cl. PI, 11.219%, 11/15/27(2)                          11,406,667      2,545,113
---------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Interest-Only Stripped Mtg.-Backed Security:
 Trust 1993-23, Cl. PN, 26.368%, 4/25/22(2,3)                        3,624,240        970,617
 Trust 1993-138, Cl. JE, 8.908%, 8/25/23(2,4)                       14,057,142      7,687,499
                                                                                  -----------
                                                                                   21,380,985

---------------------------------------------------------------------------------------------
 GNMA/Guaranteed--0.5%
 Government National Mortgage Assn.,
 Interest-Only Stripped Mtg.-Backed Security:
 Series 1997-5, Cl. PJ, 10.165%, 5/20/22(2)                          1,590,548        135,197
 Series 1999-33, Cl. PI, 11.287%, 4/16/27(2)                         4,298,093        796,490
                                                                                  -----------
                                                                                      931,687

---------------------------------------------------------------------------------------------
 Private--15.0%
---------------------------------------------------------------------------------------------
 Commercial--0.4%
 Resolution Trust Corp., Commercial Mtg.
 Pass-Through Certificates,
 Series 1994-C2, Cl. G, 8%, 4/25/25                                    822,907        786,905
---------------------------------------------------------------------------------------------
 Multi-Family--0.8%
 Ocwen Capital Trust I, Collateralized Mtg. Obligations,
 Series 1999-OAC, Cl. 1, 9.50%, 4/27/29(3)                           1,738,376      1,694,374
---------------------------------------------------------------------------------------------
 Residential--13.8%
 Ameriquest Finance Trust, Collateralized Mtg. Obligations:
 Series 1999-1, Cl. D, 9.75%, 3/25/29(3)                             1,753,729      1,683,580
 Series 2000-1, 8.50%, 8/17/01                                       6,781,823      6,671,619
 Series 2000-1, Cl. D, 8.50%, 5/15/30(3)                             6,779,663      6,567,799
---------------------------------------------------------------------------------------------
 Amortizing Residential Collateral Trust, Collateralized
 Mtg. Obligations, Trust 2000-BC1, Cl. B, 8.901%, 1/25/30(3,5)       2,000,000      1,998,125
---------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations,
 Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                            2,454,717      2,295,160
---------------------------------------------------------------------------------------------
 Northwest Asset Securities Corp., Collateralized
 Mtg. Obligations, Series 1996-5, Cl. A17, 8%, 11/25/26              3,500,000      3,510,920
---------------------------------------------------------------------------------------------
 Option One Mortgage Trust, Collateralized Mtg. Obligations:
 Series 1999-3, Cl. BB, 10.80%, 12/15/29                             1,449,640      1,431,973
 Series 2000-2, Cl. CTFS, 10.81%, 5/26/30                            4,723,967      4,735,777
                                                                                  -----------
                                                                                   28,894,953
                                                                                  -----------
 Total Mortgage-Backed Obligations (Cost $54,264,648)                              53,688,904


12 | OPPENHEIMER REAL ASSET FUND


                                                                     Principal    Market Value
                                                                        Amount      See Note 1
==============================================================================================
 Corporate Bonds and Notes--9.7%

 Comdisco, Inc., 5.75% Sr. Nts., 2/15/01                           $ 7,000,000    $  6,888,847
----------------------------------------------------------------------------------------------
 Conseco, Inc., 7.875% Unsec. Nts., 12/15/00                         6,000,000       5,550,000
----------------------------------------------------------------------------------------------
 General Motors Acceptance Corp.:
 5.40% Nts., 2/26/01                                                 1,000,000         993,506
 7.125% Nts., 5/1/01                                                 1,900,000       1,901,879
----------------------------------------------------------------------------------------------
 Tyco International Group Ltd. SA, 7.469% Nts., 9/5/00(5,6)          5,000,000       5,000,000
                                                                                  ------------
 Total Corporate Bonds and Notes (Cost $20,864,283)                                 20,334,232

==============================================================================================
 Structured Instruments--35.2%

 AIG Goldman Sachs Commodity Index
 Total Return Linked Nts., 6.40%, 1/26/01(7)                         6,000,000      12,941,073
----------------------------------------------------------------------------------------------
 Bank of America Corp., Goldman Sachs Commodity Index
 Total Return Linked Nts., 6.84%, 7/27/01(7)                         9,000,000      11,127,600
----------------------------------------------------------------------------------------------
 Business Development Bank (Canada), Goldman Sachs
 Commodity Index Excess Return Linked Nts., 7.10%, 6/18/01(7)        6,000,000       8,091,000
----------------------------------------------------------------------------------------------
 Cargill Financial Services Corp., Goldman Sachs
 Commodity Index Total Return Linked Nts.:
 5.86%, 9/14/00(7)                                                  10,000,000      24,026,616
 6.11%, 12/15/00(7)                                                  3,000,000       6,706,933
 6.20%, 3/30/01(7)                                                   5,000,000      10,620,589
                                                                                  ------------
 Total Structured Instruments (Cost $39,000,000)                                    73,513,811

==============================================================================================
 Short-Term Notes--11.8%

 Asset Backed Capital Finance, Inc., 6.55%, 10/4/00                  5,000,000       4,969,979
----------------------------------------------------------------------------------------------
 Block Financial Corp., 6.56%, 10/20/00                              5,000,000       4,955,356
----------------------------------------------------------------------------------------------
 Lexington Parker Capital Co. LLC, 6.67%, 9/1/00                     5,000,000       5,000,000
----------------------------------------------------------------------------------------------
 TRW, Inc., 6.77%, 1/19/01                                           5,000,000       4,868,361
----------------------------------------------------------------------------------------------
 Washington Mutual Finance Corp., 6.75%, 1/17/01                     5,000,000       4,870,625
                                                                                  ------------
 Total Short-Term Notes (Cost $24,664,321)                                          24,664,321

==============================================================================================
 Repurchase Agreements--17.2%

 Repurchase agreement with Banc One Capital Markets,
 Inc., 6.57%, dated 8/31/00, to be repurchased at
 $35,885,548 on 9/1/00, collateralized by U.S.
 Treasury Bonds, 6.25%-12%, 11/15/03-8/15/23, with a
 value of $15,358,030, U.S. Treasury Nts.,
 4.25%-7.50%, 12/31/00-2/15/07, with a value of
 $17,537,582 and U.S. Treasury Bills, 11/30/00, with a
 value of $3,755,839 (Cost $35,879,000)                             35,879,000      35,879,000
----------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $174,672,252)                          99.6%    208,080,268
----------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                           0.4         879,702
                                                                   ---------------------------
 Net Assets                                                              100.0%   $208,959,970
                                                                   ===========================


13 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued


Footnotes to Statement of Investments

1. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                             Contracts     Expiration    Exercise     Premium   Market Value
                   Subject to Call/Put           Date       Price    Received     See Note 1
--------------------------------------------------------------------------------------------
 Crude Oil, Call                    50       10/17/00         $30    $ 32,200       $148,500
 Crude Oil, Call                    50        9/15/00          30      32,000        163,500
 Crude Oil, Put                     50       10/17/00          20      25,300            500
 Crude Oil, Put                     50        9/15/00          20      20,000            500
                                                                     -----------------------
                                                                     $109,500       $313,000
                                                                     =======================


2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
3. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
4. Securities with an aggregate market value of $4,921,875 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
5. Represents the current interest rate for a variable or increasing rate security.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,000,000 or 2.39% of the Fund's net assets as of August 31, 2000.
7. Security is linked to the Goldman Sachs Commodity Index. The index currently contains multiple commodities from the sectors of energy, metals and agricultural products. Individual components qualify for the inclusion in the index based on liquidity and are weighted by their respective world production quantities.

See accompanying Notes to Financial Statements.


14 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2000

=============================================================================
 Assets

 Investments, at value (including repurchase agreements of
 $35,879,000)(cost $174,672,252)--see accompanying statement     $208,080,268
-----------------------------------------------------------------------------
 Cash                                                                  33,136
-----------------------------------------------------------------------------
 Receivables and other assets:
 Interest and principal paydowns                                    1,281,486
 Shares of beneficial interest sold                                   582,919
 Daily variation on futures contracts                                 181,411
 Other                                                                  2,774
                                                                 ------------
 Total assets                                                     210,161,994

=============================================================================
 Liabilities

 Options written, at value (premiums received $109,500)
 --see accompanying statement                                         313,000
-----------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                               420,422
 Daily variation on futures contracts                                 218,059
 Transfer and shareholder servicing agent fees                         98,273
 Distribution and service plan fees                                    66,837
 Shareholder reports                                                   47,408
 Trustees' compensation                                                   535
 Other                                                                 37,490
                                                                 ------------
 Total liabilities                                                  1,202,024

=============================================================================
 Net Assets                                                      $208,959,970
                                                                 ============

=============================================================================
 Composition of Net Assets

 Paid-in capital                                                 $201,264,269
-----------------------------------------------------------------------------
 Undistributed net investment income                                2,018,568
-----------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions         (30,843,864)
-----------------------------------------------------------------------------
 Net unrealized appreciation on investments                        36,520,997
                                                                 ------------
 Net Assets                                                      $208,959,970
                                                                 ============


15 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

===============================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $161,547,214 and 19,741,644 shares of beneficial interest outstanding)                   $8.18
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                          $8.68
-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,156,389
 and 3,310,426 shares of beneficial interest outstanding)                                 $8.20
-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,255,551
 and 2,478,556 shares of beneficial interest outstanding)                                 $8.17
-----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $816 and 100 shares of beneficial interest outstanding)                    $8.16


See accompanying Notes to Financial Statements.


16 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2000

==================================================================================
 Investment Income

 Interest                                                              $10,330,647

==================================================================================
 Expenses
 Management fees                                                         1,640,298
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   287,510
 Class B                                                                   214,106
 Class C                                                                   165,383
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                   226,083
 Class B                                                                    38,353
 Class C                                                                    29,599
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                17,091
----------------------------------------------------------------------------------
 Trustees' compensation                                                      1,737
----------------------------------------------------------------------------------
 Other                                                                     128,951
                                                                       -----------
 Total expenses                                                          2,749,111
 Less expenses paid indirectly                                             (13,107)
                                                                       -----------
 Net expenses                                                            2,736,004

==================================================================================
 Net Investment Income                                                   7,594,643

==================================================================================
 Realized and Unrealized Gain

 Net realized gain on:
 Investments (including premiums on options exercised)                  23,931,321
 Closing of futures contracts                                            8,634,249
 Closing and expiration of option contracts written                        500,468
                                                                       -----------
 Net realized gain                                                      33,066,038

----------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                   23,990,935
                                                                       -----------
 Net realized and unrealized gain                                       57,056,973

==================================================================================
 Net Increase in Net Assets Resulting from Operations                  $64,651,616
                                                                       ===========

See accompanying Notes to Financial Statements.


17 | OPPENHEIMER REAL ASSET FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended August 31,                                                     2000          1999
=============================================================================================
 Operations

 Net investment income                                             $  7,594,643  $  3,233,497
---------------------------------------------------------------------------------------------
 Net realized gain (loss)                                            33,066,038   (15,858,948)
---------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                               23,990,935    21,857,973
                                                                   --------------------------
 Net increase in net assets resulting from operations                64,651,616     9,232,522

=============================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                             (5,210,659)   (3,917,119)
 Class B                                                               (705,643)     (778,666)
 Class C                                                               (546,384)     (524,527)
 Class Y                                                                    (30)          (39)

=============================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                              7,426,376    43,162,353
 Class B                                                                760,344     1,213,947
 Class C                                                             (1,399,528)    5,427,691

 =============================================================================================
 Net Assets

 Total increase                                                      64,976,092    53,816,162
---------------------------------------------------------------------------------------------
 Beginning of period                                                143,983,878    90,167,716
                                                                   --------------------------
 End of period (including undistributed net investment
 income of $2,018,568 and $883,405, respectively)                  $208,959,970  $143,983,878
                                                                   ==========================

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS


 Class A                     Year Ended August 31,            2000              1999             1998          1997(1)
======================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                        $5.74             $5.81           $10.31           $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .32               .20              .29              .09
 Net realized and unrealized gain (loss)                      2.40               .09            (4.59)             .22
                                                          ------------------------------------------------------------
 Total income (loss) from investment operations               2.72               .29            (4.30)             .31
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.28)             (.36)            (.20)              --
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $8.18             $5.74           $ 5.81           $10.31
                                                          ============================================================

======================================================================================================================
 Total Return, at Net Asset Value(2)                         48.55%             6.50%          (42.43)%           3.10%

======================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                 $161,547          $109,328          $62,568          $37,687
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $126,143           $66,106          $59,251          $18,361
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                        4.81%             3.73%            4.59%            4.27%
 Expenses                                                     1.50%             1.82%            1.66%(4)         1.74%(4)
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        93%               86%             105%              39%

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued


 Class B                     Year Ended August 31,            2000              1999             1998          1997(1)
======================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                        $5.75             $5.76           $10.27           $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .27               .16              .28              .07
 Net realized and unrealized gain (loss)                      2.40               .10            (4.62)             .20
                                                             ---------------------------------------------------------
 Total income (loss) from investment operations               2.67               .26            (4.34)             .27
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.22)             (.27)            (.17)              --
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $8.20             $5.75           $ 5.76           $10.27
                                                             =========================================================

======================================================================================================================
 Total Return, at Net Asset Value(2)                         47.44%             5.75%          (42.89)%           2.70%

======================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                  $27,156           $18,690          $17,357          $16,471
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $21,416           $15,454          $22,659          $ 7,388
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                        4.03%             2.95%            3.87%            3.35%
 Expenses                                                     2.27%             2.58%            2.39%(4)         2.56%(4)
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        93%               86%             105%              39%

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER REAL ASSET FUND

 Class C                     Year Ended August 31,            2000              1999             1998          1997(1)
======================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                        $5.73             $5.76           $10.26           $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .27               .15              .26              .08
 Net realized and unrealized gain (loss)                      2.39               .11            (4.60)             .18
                                                             ---------------------------------------------------------
 Total income (loss) from investment operations               2.66               .26            (4.34)             .26
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.22)             (.29)            (.16)              --
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $8.17             $5.73           $ 5.76           $10.26
                                                             =========================================================

======================================================================================================================
 Total Return, at Net Asset Value(2)                         47.43%             5.68%          (42.87)%           2.60%

======================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                  $20,256           $15,965          $10,243          $10,616
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $16,536           $10,477          $12,060          $ 5,599
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                        4.03%             2.96%            3.87%            3.34%
 Expenses                                                     2.27%             2.58%            2.38%(4)         2.56%(4)
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        93%               86%             105%              39%


1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued


 Class Y                     Year Ended August 31,            2000              1999             1998          1997(1)
======================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                        $5.72             $5.81           $10.31           $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .36               .20              .42              .20
 Net realized and unrealized gain (loss)                      2.38               .10            (4.71)             .11
                                                             ---------------------------------------------------------
 Total income (loss) from investment operations               2.74               .30            (4.29)             .31
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.30)             (.39)            (.21)              --
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $8.16             $5.72           $ 5.81           $10.31
                                                             =========================================================

======================================================================================================================
 Total Return, at Net Asset Value(2)                         49.20%             6.77%          (42.38)%           3.10%

======================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                       $1                $1               $1               $1
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $1                $1               $1               $1
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                        5.28%             3.88%            4.84%            4.75%
 Expenses                                                     1.09%             1.68%            1.40%(4)         1.57%(4)
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        93%               86%             105%              39%


1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Real Asset Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor.
   The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in commodity-linked structured notes whose market value and redemption price are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the overall commodities' markets and increases the potential for the notes' volatility relative to the principal value of the securities. Fluctuations in value of these securities related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. As of August 31, 2000, the market value of these securities comprised 35.2% of the Fund's net assets, and resulted in unrealized gains at August 31, 2000, of $34,513,811. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).


23 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                  Expiring
                  --------------------------------------
                      2006                    $7,316,667

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.


24 | OPPENHEIMER REAL ASSET FUND

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $2,668, an increase in undistributed net investment income of $3,236, and an increase in accumulated net realized loss on investments of $568. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


25 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                   Year Ended August 31, 2000            Year Ended August 31, 1999
                                    Shares             Amount             Shares             Amount
---------------------------------------------------------------------------------------------------
 Class A
 Sold                           19,035,222      $ 129,097,589         17,245,314       $ 90,733,511
 Dividends and/or
 distributions reinvested          719,045          4,755,772            766,779          3,577,976
 Redeemed                      (19,055,621)      (126,426,985)        (9,734,453)       (51,149,134)
                               --------------------------------------------------------------------
 Net increase                      698,646      $   7,426,376          8,277,640       $ 43,162,353
                               ====================================================================
---------------------------------------------------------------------------------------------------
 Class B
 Sold                            1,604,800      $  10,848,818          1,423,730       $  7,465,056
 Dividends and/or
 distributions reinvested           92,937            614,759            147,282            686,669
 Redeemed                       (1,636,924)       (10,703,233)        (1,333,586)        (6,937,778)
                               --------------------------------------------------------------------
 Net increase                       60,813      $     760,344            237,426       $  1,213,947
                               ====================================================================
---------------------------------------------------------------------------------------------------
 Class C
 Sold                            1,306,673      $   8,829,199          1,685,707       $  8,942,433
 Dividends and/or
 distributions reinvested           75,088            491,412            105,553            492,150
 Redeemed                       (1,689,466)       (10,720,139)          (783,692)        (4,006,892)
                               --------------------------------------------------------------------
 Net increase (decrease)          (307,705)     $  (1,399,528)         1,007,568       $  5,427,691
                               ====================================================================
---------------------------------------------------------------------------------------------------
 Class Y
 Sold                                   --      $          --                 --       $         --
 Dividends and/or
 distributions reinvested               --                 --                 --                 --
 Redeemed                               --                 --                 --                 --
                               --------------------------------------------------------------------
 Net increase                           --      $          --                 --       $         --
                               ====================================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $108,487,384 and $102,673,467, respectively.

As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $198,199,448 was:

Gross unrealized appreciation      $36,125,432
Gross unrealized depreciation      (23,131,631)
                                   -----------
Net unrealized appreciation        $12,993,801
                                   ===========


26 | OPPENHEIMER REAL ASSET FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.0% of the first $200 million of average net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the sub-advisory agreement, the Advisor pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million. The Fund's management fee for the year ended August 31, 2000, was an annualized rate of 1.00%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate        Class A     Commissions    Commissions    Commissions
                       Front-End      Front-End      on Class A     on Class B     on Class C
                   Sales Charges  Sales Charges          Shares         Shares         Shares
                      on Class A    Retained by     Advanced by    Advanced by    Advanced by
 Year Ended               Shares    Distributor  Distributor(1) Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------
 August 31, 2000        $252,235        $60,398         $43,335       $229,087        $50,682

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                 Class C
                  Contingent Deferred      Contingent Deferred     Contingent Deferred
                        Sales Charges            Sales Charges           Sales Charges
 Year Ended   Retained by Distributor  Retained by Distributor Retained by Distributor
--------------------------------------------------------------------------------------
 August 31, 2000               $1,781                 $118,600                 $17,888

   The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


27 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2000, payments under the Class A plan totaled $287,510, all of which were paid by the Distributor to recipients, and included $4,674 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                      Distributor's     Distributor's
                                                          Aggregate      Unreimbursed
                                                       Unreimbursed     Expenses as %
                   Total Payments    Amount Retained       Expenses     of Net Assets
                       Under Plan     by Distributor     Under Plan          of Class
--------------------------------------------------------------------------------------
 Class B Plan            $214,106           $176,334     $1,420,390              5.23%
 Class C Plan             165,383             70,541         99,957              0.49


28 | OPPENHEIMER REAL ASSET FUND

================================================================================
5. Futures and Forwards Contracts
A futures or forward contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange and forward contracts trade over-the-counter. The Fund may buy and sell futures and forward contracts that relate to broadly-based securities indices "financial futures", debt securities "interest rate futures" and various commodities "commodity index futures" inherent in the Fund's holdings of structured notes. The Fund may also buy or write put or call options on these contracts.
   The Fund generally sells these contracts to hedge against increases in interest rates, decreases in market value of portfolio securities or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed-income security or close the contract.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract closes or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
   Forward contracts settle in cash upon close of the contract or on contract expiration date. Forward contracts held until expiration must be settled by delivery of the commodity. Generally, the Fund will enter into a swap with a counterparty, whereby each agrees to sell each other a commodity, but delivery is not required upon expiration of the contract.
   Risks of entering into these contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


29 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
5. Futures and Forwards Contracts Continued
As of August 31, 2000, the Fund had outstanding futures and forward contracts as follows:

                                                                                Unrealized
                                  Expiration   Number of    Valuation as of   Appreciation
 Contract Description                   Date   Contracts    August 31, 2000  (Depreciation)
------------------------------------------------------------------------------------------
 Futures Contracts to Purchase
 Commodities
 Agriculture
 Corn                               12/14/00          90        $   884,250     $   30,937
 Cotton                              12/6/00          17            555,475         36,975
 Soybean                            11/14/00          65          1,641,250          7,125
 Wheat                              12/14/00         126          1,689,975         68,950
 Energy
 Brent Crude Oil                    10/16/00         126          3,934,980        292,580
 Crude Oil                           9/20/00         328         10,863,360        592,440
 Gas Oil                            11/10/00          30            891,750         67,500
 Gasoline Unleaded                   9/29/00          46          1,826,899        213,259
 Heating Oil                        12/29/00         325         12,987,975      1,047,375
 Natural Gas                         9/27/00          59          2,821,380        216,020
 Livestock
 Lean Hogs                          10/16/00          87          1,841,790       (138,150)
 Live Cattle                        10/31/00          19            509,010        (19,150)
 Industrial Metals
 Copper                             12/27/00          20            447,500          9,250
 London Metal Exchange Aluminum      1/16/01          20            797,750         22,250
 London Metal Exchange Zinc         11/14/00          20            590,250         (2,250)
 Precious Metals
 Platinum                           10/26/00           5            146,675         15,300
 Silver                             12/27/00           3             75,675         (1,725)
 Softs
 Coffee                             12/18/00           7            209,213        (13,913)
 Orange Juice                        11/8/00          12            131,220         (4,500)
 Sugar                               9/29/00          68            804,250        (18,390)
 Indices
 Goldman Sachs Commodities Index    10/17/00          50          3,021,250         96,250
 Goldman Sachs Commodities Index     9/18/00         377         23,029,988      1,515,488
                                                                                ----------
                                                                                 4,033,621
                                                                                ----------

 Futures Contracts to Sell
 Energy
 Brent Crude Oil                    11/15/00          10            307,200        (24,100)
 Heating Oil                        10/31/00          84          3,448,620       (132,300)
 Heating Oil                         9/29/00         140          5,803,560       (544,740)
                                                                                ----------
                                                                                  (701,140)
                                                                                ----------
                                                                                $3,332,481
                                                                                ==========


30 | OPPENHEIMER REAL ASSET FUND

                                                                                Unrealized
                                  Expiration   Number of    Valuation as of   Appreciation
 Contract Description                   Date   Contracts    August 31, 2000  (Depreciation)
------------------------------------------------------------------------------------------
 Forward Contracts to Purchase
 Crude Oil                           11/8/00         400        $12,632,000    $ 1,652,000
                                                                               -----------
 Forward Contracts to Sell
 Brent Crude Oil                     11/8/00         400         12,288,000     (1,668,000)
                                                                               -----------
                                                                               $   (16,000)
                                                                               ===========

================================================================================
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


31 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
6. Option Activity Continued
Written option activity for the year ended August 31, 2000, was as follows:

                                        Call Options                   Put Options
                             -----------------------------------------------------
                             Number of     Amount of      Number of      Amount of
                               Options      Premiums        Options       Premiums
----------------------------------------------------------------------------------
 Options outstanding as of
 August 31, 1999                   200     $  32,000            300      $ 187,000
 Options written                   831       435,138          1,150        370,920
 Options closed or expired        (406)     (123,713)        (1,350)      (512,620)
 Options exercised                (525)     (279,225)            --             --
                             -----------------------------------------------------
 Options outstanding as of
 August 31, 2000                   100     $  64,200            100      $  45,300
                             =====================================================

================================================================================
7. Illiquid or Restricted Securities
As of August 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2000, was $12,914,495, which represents 6.18% of the Fund's net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

================================================================================
8. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended August 31, 2000.


32 | OPPENHEIMER REAL ASSET FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Real Asset Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Asset Fund, including the statement of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from March 31, 1997 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from March 31, 1997 (commencement of operations) to August 31, 1997, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP

Denver, Colorado
September 22, 2000


33 | OPPENHEIMER REAL ASSET FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.





34 | OPPENHEIMER REAL ASSET FUND

OPPENHEIMER REAL ASSET FUND


================================================================================
Officers and Trustees      James C. Swain, Trustee and Chairman of the Board
                           Bridget A. Macaskill, Trustee and President
                           William L. Armstrong, Trustee
                           Robert G. Avis, Trustee
                           George C. Bowen, Trustee
                           Edward L. Cameron, Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Raymond J. Kalinowski, Trustee
                           C. Howard Kast, Trustee
                           Robert M. Kirchner, Trustee
                           Russell Read, Vice President
                           John S. Kowalik, Vice President
                           Andrew J. Donohue, Vice President and Secretary
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

================================================================================
 Investment Advisor        OppenheimerFunds, Inc.

================================================================================
 Sub-Advisor               Oppenheimer Real Asset Management, Inc.

================================================================================
 Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

================================================================================
 Custodian of              The Bank of New York
 Portfolio Securities

================================================================================
 Independent Auditors      Deloitte & Touche LLP

================================================================================
 Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.

================================================================================
 Special Counsel           Kramer, Levin, Naftalis & Frankel

                           For more complete information about Oppenheimer Real Asset Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at www.oppenheimerfunds.com.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                           Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

                           (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


35 | OPPENHEIMER REAL ASSET FUND

OPPENHEIMERFUNDS FAMILY


=========================================================================================================
Global Equity

                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

=========================================================================================================
Equity

                        Stock                                 Stock & Bond
                        Emerging Technologies Fund            Main Street(R) Growth & Income Fund
                        Enterprise Fund                       Quest Opportunity Value Fund
                        Discovery Fund                        Total Return Fund
                        Main Street(R) Small Cap Fund         Quest Balanced Value Fund
                        Quest Small Cap Fund(1)               Capital Income Fund
                        MidCap Fund                           Multiple Strategies Fund
                        Main Street(R) Opportunity Fund       Disciplined Allocation Fund(2)
                        Growth Fund                           Convertible Securities Fund
                        Capital Appreciation Fund
                        Large Cap Growth Fund                 Specialty
                        Disciplined Value Fund(2)             Real Asset Fund(R)
                        Quest Capital Value Fund              Gold & Special Minerals Fund
                        Quest Value Fund
                        Trinity Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund

=========================================================================================================
Fixed Income

                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(3)
                        World Bond Fund(2)                    Main Street(R) California Municipal Fund(3)
                        High Yield Fund                       Florida Municipal Fund(3)
                        Champion Income Fund                  New Jersey Municipal Fund(3)
                        Strategic Income Fund                 New York Municipal Fund(3)
                        Bond Fund                             Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund(2)
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

=========================================================================================================
Money Market(4)

                        Money Market Fund                     Cash Reserves


1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


36 | OPPENHEIMER REAL ASSET FUND

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
Ticker Symbols      Class A: QRAAX      Class B: QRABX      Class C: QRACX


1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                       [logo]OppenheimerFunds(R)
RA0735.001.0800  October 30, 2000                              Distributor, Inc.